UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02281

THE HARTFORD INCOME SHARES FUND, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: July 31st

Date of reporting period: August 1, 2009 - January 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Hartford Income Shares Fund, Inc. Semi-Annual Report

Contents
Manager Discussion	1

Schedule of Investments	3

Investment Valuation Hierarchy Level Summary	8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Net Assets	10

Notes to Financial Statements	11

Financial Highlights	18

Directors and Officers	19

Important Tax Information	22

Approval of Investment Management and Investment Sub-Advisory Agreements	23

Dividend Reinvestment Plan	26

Managed Distribution Policy	27

Investment Policies	27

Toll-free personal assistance

Customer Service:

(888) 483-0972

8:00 a.m. to 5:00 p.m. CT, Monday through Friday

How to use this report

For a quick overview of The Hartford Income Shares Fund, Inc. (the “Fund”) performance during the past six months, refer to the Highlights box below. The letter from the portfolio manager provides a more detailed analysis of the Fund and financial markets.

The tables alongside the letter are useful because they provide more information about your investment. The diversification by security type table shows a breakdown of the Fund's assets by security type, and the top ten holdings table shows a sample of the types of securities in which the Fund invests. Additional information concerning Fund performance and policies can be found in the Notes to Financial Statements.

This report is just one of several tools you can use to learn more about your investment in the Fund. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

Highlights
January 31, 2010	The Hartford Income Shares Fund, Inc.
Total net assets (000's Omitted)	$81,072
Market price per share	$5.69
Shares outstanding (000's Omitted)	13,067
For the six-month period ended January 31, 2010:
Net Asset Value per share:
Beginning of period	$5.85
End of period	$6.20
Distributions from net investment income:
Total dividends declared (000's Omitted)	$2,803
Dividends per share	$0.22

Certifications

In December 2009, the Fund's principal executive officer submitted his annual certification as to compliance with the New York Stock Exchange (“NYSE”) Corporate Governance Listing Standards pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The Fund's principal executive and principal financial officer certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 are filed with the Fund's Form N-CSR filings and are available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to portfolio securities and a record of how the Fund voted any proxies for the twelve month period ended June 30, 2009 are available (1) without charge, upon request, by calling 1-888-483-0972 and (2) on the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) without charge, upon request, by calling 1-888-483-0972 and (2) on the SEC's website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Income Shares Fund, Inc.
(Subadvised by Hartford Investment Management Company)

Portfolio Managers
Mark Niland
Christopher Zeppieri

Diversification by Security Type
as of January 31, 2010

Category	Percent of Net Assets
Asset & Commercial Mortgage Backed Securities	1 .8%
Common Stocks	0 .2
Corporate Bonds: Investment Grade	66 .3
Corporate Bonds: Non-Investment Grade	17 .3
Municipal Bonds	0 .2
Preferred Stocks	0 .1
U.S. Government Agencies	0 .3
U.S. Government Securities	11 .3
Warrants	0 .0
Short-Term Investments	0 .5
Other Assets and Liabilities	2 .0
Total	100 .0%

Top 10 Holdings
as of January 31, 2010

Bonds		Percent of Net Assets
1.	U.S. Treasury
	(2.13%) 2014	5.3%
2.	American Airlines, Inc.
	(7.86%) 2011	3.1
3.	Farmers Exchange Capital
	(7.20%) 2048	3.0
4.	News America Holdings, Inc.
	(8.88%) 2023	2.4
5.	Cellco Partnership - Verizon Wireless
	Capital (8.50%) 2018	2.2
6.	Tele-Communications, Inc.
	(9.80%) 2012	2.1
7.	Time Warner Entertainment Co., L.P.
	(8.38%) 2033	2.1
8.	Union Carbide Corp.
	(7.75%) 2096	2.1
9.	COX Communications, Inc.
	(6.80%) 2028	1.9
10.	U.S. Treasury
	(4.50%) 2039	1.8

How did the Fund perform?

The Hartford Income Shares Fund, Inc. returned 9.96% at net asset value (“NAV”) and 7.38% at market price for the six-month period ended January 31, 2010, outperforming its benchmark, the Barclays Capital Aggregate Bond Index, which returned 3.87% over the same period. The Fund underperformed the 10.39% average return of the Lipper Closed End Corporate BBB Rated Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The six-month period concluded on January 31, 2010 was characterized by a continued recovery in corporate bond risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond). The environment at the conclusion of 2008 was one of unprecedented uncertainty. Investment grade and high yield corporate bond premiums were at or near all time highs while U.S. Treasury rates across all maturities were at or near all time lows. The financial system had nearly failed and there remained tremendous ambiguity on the fate of the U.S. banks. However, at the onset of 2009, rays of light emerged from the darkness. The months that followed were a continuum of restored market confidence begetting yet more confidence.

The first indication of market stabilization came in the high yield sector. Funds began to flow into the sector from market participants of all types recognizing the extremely depressed asset valuations and relative value versus equities. Investment grade Industrials followed with the reopening of primary markets. Successful issuance begot firmer markets and more investor appetite. The opening of markets allowed for corporate chief financial officers to term out or transfer their short term debt to longer term debt and bolster their balance sheets. The enhanced credit worthiness of corporations further enticed more investor interest creating a virtuous cycle of spread tightening (i.e. short and long term interest rates moving closer together) through all of 2009. Meanwhile, more certainty emerged around the banking sector, nationalization was averted, and systemic deleveraging appeared mostly complete.

The Fund maintained a significant overweight (i.e. the Fund’s sector position was greater than the benchmark position) to investment grade and high yield corporate bonds throughout the six-month period. The Barclays Corporate Investment Grade Bond Index and the Barclays U.S. High Yield Index returned 6.75% and 15.90%, respectively, for the same period. On average, 65% of the Fund’s assets were invested in investment grade credit with most of that position, 47.6% of the Fund’s assets, invested in debt issued by industrial corporations. Given the steep yield curve (i.e. short and long-term interest rates farther apart) and the Fund’s primary objective of income generation, the Fund was overweight its benchmark in long maturity bonds. Security selection and sector allocation benefited performance over the period.

What is the outlook?

We believe the Federal Reserve will keep the Fed Funds Rate unchanged at least in the first half of 2010, and possibly for the full year. By the end of March, the Federal Reserve will likely have purchased in excess of $1.5 trillion in Mortgages, Agencies, and Treasuries, consequently funding the massive increase in Treasury issuance created by the gaping budget deficit. If the Federal Reserve decides to halt its purchases of securities, a supply/demand imbalance might ensue which would pressure rates to the upside.

The subpar economic expansion offers both opportunities and challenges to investors in 2010. Corporations are in solid financial shape coming out of this recession. They are in a good position to start hiring and spending on capital projects, which in turn should lead to increased spending and more demand for goods and services. Government fiscal and monetary policy will be closely watched. We believe the Federal Reserve will continue to be accommodative, at least through the first half of the year, and strong earnings growth favors investment grade and high yield debt. The burgeoning fiscal deficits in most of the G7 countries are of concern while U.S. policy initiative in healthcare reform and financial market regulation may impact individual issuers and the broader economy with the potential for higher taxes to pay for new social programs. Increased government intervention in large sectors of the economy can affect profits in those sectors while large government deficits will put upward pressure on interest rates.

All in all, it is our belief that the economic expansion will be moderate, and that threats of a double-dip recession have been greatly diminished. This would favor a continued moderately aggressive posture in spread sectors (such as corporate and high yield bonds), while we remain vigilant to the potential for higher Treasury yields as the supply/demand imbalance pressures rates to the upside.

The Hartford Income Shares Fund, Inc.
Schedule of Investments
January 31, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.8%
	Finance and Insurance - 1.8%
	Bayview Commercial Asset Trust
$4,417	7.00%, 07/25/2037 ⌂►	$370
6,519	7.18%, 01/25/2037 ⌂►	447
	Bayview Financial Acquisition Trust
500	2.38%, 05/28/2037 ⌂Δ	7
	CBA Commercial Small Balance Commercial
	Mortgage
3,750	3.00%, 01/25/2039 ⌂►	169
4,293	7.25%, 07/25/2039 ⌂►	159
	Citigroup Commercial Mortgage Trust
130	5.48%, 10/15/2049	76
	Credit-Based Asset Servicing and
	Securitization
81	0.50%, 05/25/2036 ■Δ	48
	Renaissance Home Equity Loan Trust
187	5.58%, 11/25/2036 Δ	168
298	7.50%, 06/25/2037	–
		1,444
	Total asset & commercial mortgage backed
	securities
	(cost $2,908)	$1,444

CORPORATE BONDS: INVESTMENT GRADE - 66.3%
	Administrative Waste Management and Remediation - 0.5%
	Browning-Ferris Industries, Inc.
$350	7.40%, 09/15/2035	$393
	Air Transportation - 6.4%
	American Airlines, Inc.
2,500	7.86%, 10/01/2011	2,519
	Continental Airlines, Inc.
1,285	7.71%, 04/02/2021	1,269
400	7.92%, 05/01/2010	400
1,029	8.05%, 11/01/2020	1,027
		5,215
	Arts, Entertainment and Recreation - 5.9%
	Grupo Televisa S.A.
209	6.63%, 01/15/2040 ■	212
	Hearst-Argyle Television, Inc.
1,000	7.00%, 01/15/2018	824
	News America Holdings, Inc.
119	6.90%, 08/15/2039 ■	132
1,500	8.88%, 04/26/2023	1,920
	Time Warner Entertainment Co., L.P.
1,400	8.38%, 07/15/2033	1,700
		4,788
	Beverage and Tobacco Product Manufacturing - 1.3%
	Altria Group, Inc.
317	9.70%, 11/10/2018	397
89	10.20%, 02/06/2039	120
	Anheuser-Busch Cos., Inc.
92	8.20%, 01/15/2039 ■	119
	Anheuser-Busch InBev N.V.
325	7.75%, 01/15/2019 ■	385
		1,021
	Chemical Manufacturing - 2.6%
	Incitec Pivot Finance LLC
405	6.00%, 12/10/2019 ■	406
	Union Carbide Corp.
2,000	7.75%, 10/01/2096	1,680
		2,086
	Computer and Electronic Product Manufacturing - 0.5%
	Raytheon Co.
350	7.20%, 08/15/2027	419

	Construction - 0.4%
	CRH America, Inc.
300	8.13%, 07/15/2018	355

	Couriers and Messengers - 1.3%
	FedEx Corp.
1,000	7.84%, 01/30/2018	1,048

	Finance and Insurance - 15.8%
	Bank of America Corp.
110	6.50%, 08/01/2016	119
	Barclays Bank plc
166	5.13%, 01/08/2020	164
	Capital One Bank
250	8.80%, 07/15/2019	303
	CDP Financial, Inc.
400	4.40%, 11/25/2019 ■	391
	Citigroup, Inc.
185	6.01%, 01/15/2015	193
151	6.38%, 08/12/2014	160
160	8.13%, 07/15/2039	181
95	8.50%, 05/22/2019	111
	Comerica Capital Trust II
572	6.58%, 02/20/2037 Δ	463
	Countrywide Financial Corp.
10	4.50%, 06/15/2010	10
16	5.80%, 06/07/2012	17
	Digital Realty Trust, Inc.
114	5.88%, 02/01/2020 ■	112
	Farmers Exchange Capital
3,000	7.20%, 07/15/2048 ■	2,454
	General Electric Capital Corp.
400	5.50%, 01/08/2020	396
	Goldman Sachs Capital Trust II
1,780	5.79%, 06/01/2012 ♠Δ	1,393
	Guardian Life Insurance Co.
533	7.38%, 09/30/2039 ■	571
	Harley-Davidson Funding Corp.
143	5.75%, 12/15/2014 ■	151
	HCC Insurance Holdings, Inc.
230	6.30%, 11/15/2019	239

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Schedule of Investments – (continued)
January 31, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 66.3% - (continued)
	Finance and Insurance - 15.8% - (continued)
	HSBC Finance Corp.
$500	7.00%, 05/15/2012	$549
	Jefferies Group, Inc.
279	8.50%, 07/15/2019	315
	JP Morgan Chase Capital II
70	0.78%, 02/01/2027 Δ	50
	JP Morgan Chase Capital XXV
914	6.80%, 10/01/2037	921
	Key Bank NA
535	5.80%, 07/01/2014	542
	Liberty Mutual Group, Inc.
250	7.00%, 03/15/2034 ■	220
	Manufacturers & Traders Trust Co.
250	5.59%, 12/28/2020	221
	Merrill Lynch & Co., Inc.
320	6.05%, 05/16/2016	326
	MONY Group, Inc.
1,000	8.35%, 03/15/2010	1,007
	New York Life Insurance Co.
338	6.75%, 11/15/2039 ■	364
	State Street Capital Trust IV
360	1.25%, 06/15/2037 Δ	247
	Teachers Insurance & Annuity Association
142	6.85%, 12/16/2039 ■	153
	USB Capital IX
615	6.19%, 04/15/2011 ♠Δ	511
		12,854
	Foreign Governments - 0.2%
	Qatar (State of)
200	6.40%, 01/20/2040 ■	198

	Information - 9.0%
	Adobe Systems, Inc.
122	3.25%, 02/01/2015	122
158	4.75%, 02/01/2020	158
	AT&T Corp.
1,150	8.00%, 11/15/2031	1,421
	Cellco Partnership - Verizon Wireless Capital
1,429	8.50%, 11/15/2018	1,803
	Cingular Wireless Services, Inc.
1,000	8.75%, 03/01/2031	1,297
	Qwest Corp.
100	6.88%, 09/15/2033	92
	Tele-Communications, Inc.
1,500	9.80%, 02/01/2012	1,708
	Telus Corp.
280	8.00%, 06/01/2011	304
	Verizon Communications, Inc.
292	8.75%, 11/01/2018	369
		7,274
	Mining - 1.7%
	Anglo American Capital plc
339	9.38%, 04/08/2014 ■	411
	Newmont Mining Corp.
500	8.63%, 05/15/2011	537
	Phelps Dodge Corp.
250	9.50%, 06/01/2031	318
	Rio Tinto Finance USA Ltd.
85	9.00%, 05/01/2019	109
		1,375
	Miscellaneous Manufacturing - 3.1%
	Meccanica Holdings USA, Inc.
259	6.25%, 07/15/2019 ■	284
	Northrop Grumman Space & Mission Systems
	Corp.
500	7.75%, 06/01/2029	610
	Tyco International Group S.A.
1,250	7.00%, 12/15/2019	1,452
	Tyco International Ltd.
138	8.50%, 01/15/2019	173
		2,519
	Paper Manufacturing - 1.4%
	Westvaco Corp.
1,000	8.20%, 01/15/2030	1,103

	Petroleum and Coal Products Manufacturing - 6.1%
	Anadarko Petroleum Corp.
200	6.45%, 09/15/2036	206
	Burlington Resources Finance Co.
850	9.13%, 10/01/2021	1,122
	Cenovus Energy, Inc.
240	6.75%, 11/15/2039 ■	267
	ConocoPhillips Holding Co.
1,000	6.95%, 04/15/2029	1,137
	Motiva Enterprises LLC
129	5.75%, 01/15/2020 ■	135
124	6.85%, 01/15/2040 ■	134
	Nabors Industries, Inc.
125	9.25%, 01/15/2019	158
	Petrobras International Finance Co.
90	6.88%, 01/20/2040	90
	Petroleos Mexicanos
160	6.00%, 03/05/2020 ■	158
	Rowan Companies, Inc.
189	7.88%, 08/01/2019	221
	Valero Energy Corp.
1,000	8.75%, 06/15/2030	1,171
124	9.38%, 03/15/2019	151
		4,950
	Primary Metal Manufacturing - 1.5%
	ArcelorMittal
1,200	7.00%, 10/15/2039	1,231

	Professional, Scientific and Technical Services - 1.1%
	Electronic Data Systems Corp.
750	7.45%, 10/15/2029	923

	Public Administration - 0.7%
	Waste Management, Inc.
500	7.13%, 12/15/2017	574

The accompanying notes are an integral part of this financial statement.

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 66.3% - (continued)
	Rail Transportation - 1.3%
	Norfolk Southern Corp.
$1,000	8.63%, 05/15/2010	$1,024

	Real Estate and Rental and Leasing - 3.2%
	COX Communications, Inc.
1,500	6.80%, 08/01/2028	1,535
	ERAC USA Finance Co.
1,000	8.00%, 01/15/2011 ■	1,058
		2,593
	Retail Trade - 0.8%
	Delhaize America, Inc.
500	9.00%, 04/15/2031	639

	Utilities - 1.5%
	CMS Panhandle Holding Co.
1,000	7.00%, 07/15/2029	1,031
	Enel Finance International S.A.
160	6.00%, 10/07/2039 ■	160
		1,191
	Total corporate bonds: investment grade
	(cost $48,767)	$53,773

CORPORATE BONDS: NON-INVESTMENT GRADE - 17.3%
	Accommodation and Food Services - 0.6%
	Mandalay Resort Group
$250	7.63%, 07/15/2013	$221
	Wynn Las Vegas LLC
250	6.63%, 12/01/2014	239
		460
	Air Transportation - 1.1%
	Continental Airlines, Inc.
866	6.80%, 08/02/2018	793
	Delta Air Lines, Inc.
441	0.00%, 04/30/2016 ⌂●	121
		914
	Arts, Entertainment and Recreation - 2.6%
	Cenveo, Inc.
400	10.50%, 08/15/2016 ■	420
	FireKeepers Development Authority
750	13.88%, 05/01/2015 ■	859
	First Data Corp.
370	10.55%, 09/24/2015	314
	TL Acquisitions, Inc.
500	10.50%, 01/15/2015 ■	484
		2,077
	Chemical Manufacturing - 0.1%
	Hexion Specialty Chemicals
95	8.88%, 02/01/2018 ■	92

	Computer and Electronic Product Manufacturing - 0.2%
	Sorenson Communications
170	10.50%, 02/01/2015 ■	161

	Finance and Insurance - 0.1%
	Hub International Holdings, Inc.
110	9.00%, 12/15/2014 ■	106

	Food Manufacturing - 0.4%
	Smithfield Foods, Inc.
290	10.00%, 07/15/2014 ■	316

	Health Care and Social Assistance - 0.7%
	HCA, Inc.
370	9.25%, 11/15/2016	390
	Rite Aid Corp.
270	9.50%, 06/15/2017	218
		608
	Information - 6.6%
	Charter Communications Operating LLC
150	8.00%, 04/30/2012 ■Ψ	157
	Citizens Communications Co.
500	9.00%, 08/15/2031	495
	Frontier Communications
150	6.63%, 03/15/2015	146
	GXS Worldwide, Inc.
65	9.75%, 06/15/2015 ■	63
	Intelsat Intermediate Holdings Ltd.
170	9.50%, 02/01/2015 ○	175
	Intelsat Jackson Holdings Ltd.
1,055	11.50%, 06/15/2016	1,124
	Level 3 Financing, Inc.
610	10.00%, 02/01/2018 ■	570
	MetroPCS Wireless, Inc.
450	9.25%, 11/01/2014	453
	Qwest Capital Funding, Inc.
1,000	7.25%, 02/15/2011	1,017
	Sprint Capital Corp.
1,500	6.88%, 11/15/2028	1,178
		5,378
	Machinery Manufacturing - 0.1%
	Goodman Global, Inc.
45	13.50%, 02/15/2016	49

	Petroleum and Coal Products Manufacturing - 0.2%
	Petrohawk Energy Corp.
160	7.88%, 06/01/2015	164

	Pipeline Transportation - 1.2%
	El Paso Corp.
1,000	8.05%, 10/15/2030	999

	Primary Metal Manufacturing - 0.1%
	Olin Corp.
66	9.13%, 12/15/2011	70

	Professional, Scientific and Technical Services - 0.6%
	Affinion Group, Inc.
460	11.50%, 10/15/2015	476

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Schedule of Investments – (continued)
January 31, 2010 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 17.3% -
(continued)
	Retail Trade - 1.2%
	Federated Department Stores, Inc.
$1,000	8.50%, 06/01/2010	$1,018

	Utilities - 0.9%
	NRG Energy, Inc.
285	7.25%, 02/01/2014	286
	Texas Competitive Electric Co.
525	10.25%, 11/01/2015	411
		697
	Water Transportation - 0.3%
	Royal Caribbean Cruises Ltd.
250	7.00%, 06/15/2013	248

	Wholesale Trade - 0.3%
	McJunkin Red Man Corp.
80	9.50%, 12/15/2016 ■	80
	Supervalu, Inc.
150	7.50%, 11/15/2014	150
		230
	Total corporate bonds: non-investment grade
	(cost $13,841)	$14,063

MUNICIPAL BONDS - 0.2%
	Transportation - 0.2%
	Bay Area Toll Auth
$145	6.26%, 04/01/2049	$145

	Total municipal bonds
	(cost $145)	$145

U.S. GOVERNMENT AGENCIES - 0.3%
	Federal Home Loan Mortgage Corporation - 0.0%
$7	9.00%, 09/01/2022	$8
7	10.50%, 12/01/2017	8
4	11.50%, 06/01/2015	4
		20
	Federal National Mortgage Association - 0.1%
43	8.00%, 09/01/2024 - 01/01/2025	49
10	10.50%, 09/01/2017	12
9	11.00%, 08/01/2011 - 02/01/2018	10
6	12.00%, 09/01/2014	6
6	12.50%, 10/01/2015	7
		84
	Government National Mortgage Association - 0.2%
38	9.00%, 06/15/2021	44
56	9.50%, 11/15/2020	64
		108
	Total U.S. government agencies
	(cost $191)	$212

U.S. GOVERNMENT SECURITIES - 11.3%
	U.S. Treasury Securities - 11.3%
	U.S. Treasury Bonds - 2.3%
$210	4.38%, 11/15/2039	$205
1,470	4.50%, 08/15/2039	1,468
196	4.50%, 05/15/2038	197
38	4.75%, 02/15/2037	40
		1,910
	U.S. Treasury Notes - 9.0%
1,450	1.00%, 08/31/2011	1,459
104	1.50%, 12/31/2013	103
4,300	2.13%, 11/30/2014	4,272
1,030	2.38%, 08/31/2014 - 09/30/2014	1,038
110	3.38%, 11/15/2019	108
162	3.88%, 05/15/2018	168
109	4.63%, 02/29/2012	117
		7,265

	Total U.S. government securities
	(cost $9,198)	$9,175

COMMON STOCKS - 0.2%
	Telecommunication Services - 0.0%
2	Global Crossing Ltd. ●	$21
–	XO Holdings, Inc. ●	–
		21
	Transportation - 0.2%
13	Delta Air Lines, Inc. ●	160

	Total common stocks
	(cost $214)	$181

PREFERRED STOCKS - 0.1%
	Banks - 0.1%
54	Federal Home Loan Mortgage Corp.	$58

	Total preferred stocks
	(cost $1,347)	$58
WARRANTS - 0.0%
	Telecommunication Services - 0.0%
–	AboveNet, Inc. ⌂●	$8

	Total warrants
	(cost $–)	$8

	Total long-term investments
	(cost $76,611)	$79,059

The accompanying notes are an integral part of this financial statement.

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.5%
	U.S. Treasury Bills - 0.5%
$410	0.059%, 4/15/2010□○		$410

	Total short-term investments
	(cost $410)		$410

	Total investments
	(cost $77,021) ▲	98 .0%	$79,469
	Other assets and liabilities	2 .0%	1,603
	Total net assets	100 .0%	$81,072

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.9% of total net assets at January 31, 2010.

▲	At January 31, 2010, the cost of securities for federal income tax purposes was $77,086 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,482
Unrealized Depreciation	(4,099)
Net Unrealized Appreciation	$2,383

♠	Perpetual maturity security. Maturity date shown is the first call date.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at January 31, 2010, was $11,831, which represents 14.59% of total net assets.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2010.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at January 31, 2010.

□	Security pledged as initial margin deposit for open futures contracts at January 31, 2010.

Futures Contracts Outstanding at January 31, 2010

Description	Number of Contracts*	Position	Expiration Month	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	4	Short	Mar 2010	$–
10 Year U.S. Treasury Note	160	Short	Mar 2010	$7
U.S. Long Bond	44	Short	Mar 2010	$48
				$55

* The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2007	–	AboveNet, Inc. Warrants	$–
05/2007 -	$4,417	Bayview Commercial Asset Trust,
02/2009		7.00%, 07/25/2037 - 144A	591
12/2006 -	$6,519	Bayview Commercial Asset Trust,
03/2009		7.18%, 01/25/2037 - 144A	574
04/2007	$500	Bayview Financial Acquisition Trust,
		2.38%, 05/28/2037	500
11/2006	$3,750	CBA Commercial Small Balance
		Commercial Mortgage, 3.00%,
		01/25/2039 - 144A	323
05/2007	$4,293	CBA Commercial Small Balance
		Commercial Mortgage, 7.25%,
		07/25/2039 - 144A	354
10/1996	$441	Delta Air Lines, Inc., 0.00%,
		04/30/2016	458

The aggregate value of these securities at January 31, 2010 was $1,281  which represents 1.58% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Distribution by Credit Quality
as of January 31, 2010

Ratings	Percentage of Long Term Holdings*
AAA	13 .9%
AA	2 .5
A	21 .3
BBB	43 .1
BB	8 .2
B	5 .2
CCC	4 .3
C	0 .1
Not Rated	1 .4%
Total	100 .0%

*Split rated bonds are categorized using the highest rating.

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Investment Valuation Hierarchy Level Summary
January 31, 2010 (Unaudited)
(000’s Omitted)

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$1,444	$–	$244	$1,200
Common Stocks ‡	181	181	–	–
Corporate Bonds: Investment Grade	53,773	–	47,352	6,421
Corporate Bonds: Non-Investment Grade	14,063	–	13,079	984
Municipal Bonds	145	–	145	–
Preferred Stocks ‡	58	58	–	–
U.S. Government Agencies	212	–	212	–
U.S. Government Securities	9,175	313	8,862	–
Warrants ‡	8	–	8	–
Short-Term Investments	410	–	410	–
Total	$79,469	$552	$70,312	$8,605
Other Financial Instruments *	$55	$55	$–	$–
Liabilities:
Other Financial Instruments *	$–	$–	$–	$–

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of July 31, 2009	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Purchases (Sales)	Transfers In and/or Out of Level 3	Balance as of January 31, 2010
Assets:
Asset & Commercial Mortgage Backed Securities	$1,686	$(2,627)	$2,174	*	$(28)	$(5)	$1,200
Corporate Bonds	8,165	(2)	1,054	†	(1,812)	—	7,405
Total	$9,851	$(2,629)	$3,228		$(1,840)	$(5)	$8,605
___________________
* Change in unrealized gains or losses in the current period relating to assets still held at January 31, 2010 was $(302).
† Change in unrealized gains or losses in the current period relating to assets still held at January 31, 2010 was $1,065.

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Statement of Assets and Liabilities
January 31, 2010 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $77,021 )	$79,469
Cash	1,173
Receivables:
Investment securities sold	300
Interest and dividends	1,339
Other assets	3
Total assets	82,284
Liabilities:
Dividend payable (0.032 per share)	418
Payables:
Investment securities purchased	594
Investment management fees	9
Variation margin	107
Accounts payable and accrued expenses	84
Total liabilities	1,212
Net assets	$81,072
Summary of Net Assets:
Net proceeds of capital stock, par value $.001 per share-authorized 1,000,000 shares; 13,067 shares outstanding	$110,349
Unrealized appreciation of investments	2,503
Accumulated net realized loss from sale of investments and futures	(31,784)
Accumulated undistributed net investment income	4
Total Net Assets	$81,072
Net Asset Value Per Share	$6.20

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Statement of Operations
For the Six-Month Period Ended January 31, 2010 (Unaudited)
(000’s Omitted)

Net Investment Income:
Interest income	$3,073
Dividend income	—
Total investment income	3,073
Expenses:
Investment management fees	247
Legal and auditing fees	47
Custodian fees	2
Shareholders' notices and reports	25
Directors' fees and expenses	2
Exchange listing fees	13
Other	3
Total expenses	339
Expense offset	(1)
Total net expenses	338
Net Investment Income	2,735
Net Realized and Unrealized Gain (Loss) on Investments and Futures:
Net realized loss on investments	(2,278)
Net realized loss on futures	(665)
Net change in unrealized appreciation of investments	7,494
Net change in unrealized appreciation of futures	137
Net Gain on Investments and Futures	4,688
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,423

The Hartford Income Shares Fund, Inc.
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month Period Ended January 31, 2010 (Unaudited)	For the Year Ended July 31, 2009
Operations:
Net investment income	$2,735	$6,430
Net realized loss on investments and futures	(2,943)	(11,199)
Net change in unrealized appreciation of investments and futures	7,631	1,810
Net increase (decrease) in net assets resulting from operations	7,423	(2,959)
Distributions to Shareholders:
From net investment income	(2,803)	(6,505)
Capital Share Transactions:
Proceeds from – and 7 shares issued as a result of reinvested dividends, respectively	—	37
Total Increase (Decrease) in Net Assets	4,620	(9,427)
Net Assets:
Beginning of period	76,452	85,879
End of period	$81,072	$76,452
Accumulated undistributed net investment income	$4	$72

The accompanying notes are an integral part of this financial statement.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements
January 31, 2010 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Income Shares Fund, Inc. (the “Fund”) is a closed-end diversified management investment company. The primary investment objective of the Fund is to seek a high level of current income through investment in a diversified portfolio of debt securities, some of which may be privately placed and some of which may have equity features. Capital appreciation is a secondary objective.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m.

Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using of valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements – (continued)
January 31, 2010 (Unaudited)
(000’s Omitted)

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

●
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

●
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

●
Level 3 – Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedule of Investments.

c)
Illiquid and Restricted Securities – “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid and/or restricted securities as of January 31, 2010.

d)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of January 31, 2010, the Fund had no outstanding when-issued or delayed delivery securities.

e)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than less aggressive bond funds.

f)
U.S. Government Agencies – The Fund, as shown in the Schedule of Investments, may invest in Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) securities. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed the FHLMC and the FNMA, two government-sponsored enterprises (“GSEs”), in conservatorship. As conservator, the FHFA has full powers to control the assets and operations of the firms. Dividends to common and preferred shareholders are suspended, but the U.S. Treasury has put in place a set of financing agreements to ensure that the GSEs continue to meet their obligations to holders of bonds that they issued or guaranteed.

g)
Prepayment Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

h)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of January 31, 2010.

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Summary of Net Assets - Unrealized	$55	Summary of Net Assets - Unrealized	$—
	appreciation		depreciation

The volume of derivatives that are presented above in the Derivative Instrument table are consistent with the derivative activity during the six-month period ended January 31, 2010.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements – (continued)
January 31, 2010 (Unaudited)
(000’s Omitted)

Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments as of January 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$(665)	$—	$—	$(665)
Total	$—	$—	$(665)	$—	$—	$(665)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	—	—	137	—	—	$137
Total	$—	$—	$137	$—	$—	$137

j)
Indemnifications – Under the Fund’s organizational documents, the Fund shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities law. In addition, the Fund may enter into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities or interest rates. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of January 31, 2010.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying securities or currency. As of January 31, 2010, there were no outstanding option contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in the prior year and intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, amortization adjustments, and differing tax treatment for investments in derivatives. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	July 31, 2009	July 31, 2008
Ordinary Income	$6,726	$7,066

As of July 31, 2009, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Long-Term Capital Gain	$583
Accumulated Capital Losses *	(28,864)
Unrealized Depreciation †	(5,106)
Total Accumulated Deficit	$(33,387)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of  wash sale losses and the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256.

The Hartford Income Shares Fund, Inc.
Notes to Financial Statements – (continued)
January 31, 2010 (Unaudited)
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of July 31, 2009, the Fund recorded reclassifications to decrease accumulated realized loss by $5,061 and decrease paid-in-capital by $5,061.

e)	Capital Loss Carryforward – At July 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2010	$4,710
2011	1,710
2012	5,026
2013	1,768
2014	524
2016	613
2017	5,253
Total	$19,604

As of July 31, 2009, the Fund elected to defer post October 2008 losses of $9,260.

For the tax year ended July 31, 2009, the Fund expired $5,061 of capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Payments to Related Parties – Hartford Investment Financial Services, LLC (“HIFSCO”) is the investment manager for the Fund. Investment management fees are computed at an annual rate of 0.45% for the first $100 million of average monthly net assets and at an annual rate of 0.40% of average monthly net assets over $100 million, plus 2% of investment income. Fees are accrued daily and paid monthly.

As investment manager for the Fund, HIFSCO has retained Hartford Investment Management Company (“Hartford Investment Management”) to provide investment advice and, in general, to conduct the management investment program of the Fund, subject to the general oversight of HIFSCO and the Fund’s Board of Directors. Pursuant to the sub-advisory agreement, Hartford Investment Management will regularly provide the Fund with investment research, advice and supervision and furnish an investment program consistent with the Fund’s investment objectives and policies, including the purchase, retention and disposition of securities. As compensation for such services, HIFSCO pays Hartford Investment Management a portion of the investment management fee.

The Hartford Financial Services Group, Inc. (“The Hartford”) and its subsidiaries provide facilities and office equipment and perform certain services for the Fund, including fund accounting and financial reporting. Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended January 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by the Fund to The Hartford in an amount, which rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. Transfer agent fees are paid by HIFSCO.

b)
Expense Offset –The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing account. For the six-month period ended January 31, 2010, the custodian fee offset arrangement reduced expenses by $1. The total expense reduction represents an effective annual rate of 0.001% of the Fund’s average daily net assets. This amount is shown in the expense offset line of the Fund’s Statement of Operations.

6.	Investment Transactions:

For the six-month period ended January 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$15,731
Sales Proceeds Excluding U.S. Government Obligations	21,603
Cost of Purchases for U.S. Government Obligations	11,111
Sales Proceeds for U.S. Government Obligations	3,265

7.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

8.	Subsequent Events:

At a meeting held on March 17, 2010, the Fund’s Board of Directors approved the reorganization of the Fund with and into the Rivus Bond Fund (the “Reorganization”), a closed end investment company managed by Cutwater Asset Management. The Fund and the Rivus Bond Fund each is traded on the New York Stock Exchange. The Fund’s Board of Directors has called a Special Meeting of Shareholders for the purpose of seeking the approval of the Reorganization by the Fund’s shareholders. If approved, the Reorganization is expected to occur during the third quarter of 2010.

Management has evaluated subsequent events through March 19, 2010, the date of issuance of the Funds’ Financial Statements and has determined that no additional items require disclosure.

The Hartford Income Shares Fund, Inc.
Financial Highlights

			Year Ended July 31,
	(Unaudited)
	2010 ♦		2009	2008	2007	2006	2005
Selected Per-Share Data (a)
Net asset value, beginning of period	$5.85		$6.58	$7.82	$7.70	$8.16	$7.93
Operations:
Net investment income	0.21		0.49	0.55	0.55	0.56	0.56
Net realized and unrealized gain
(loss) on investments	0.36		(0.72)	(1.24)	0.12	(0.47)	0.22
Total from operations	0.57		(0.23)	(0.69)	0.67	0.09	0.78
Distributions to shareholders:
From net investment income	(0.22)		(0.50)	(0.55)	(0.55)	(0.55)	(0.55)
Net asset value, end of period	$6.20		$5.85	$6.58	$7.82	$7.70	$8.16
Per-share market value, end of period	$5.69		$5.50	$6.09	$7.43	$7.23	$7.88
Ratios and Supplemental Data
Total investment return, market value(b) .	7.38%		(0.60)%	(11.28)%	10.13%	(1.40)%	15.42%
Total investment return, net asset value(c)	9.96%		(2.19)%	(8.98)%	8.77%	1.36%	10.46%
Net assets end of year (000's omitted)	$81,072		$76,452	$85,879	$102,096	$100,241	$106,034
Ratio of gross expenses to average
monthly net assets	0.84	%(d)	0.92%	0.96%	0.76%	0.78%	0.76%
Ratio of net expenses (includes expense
offset) to average monthly net assets	0.84	%(d)	0.92%	0.96%	0.76%	0.77%	0.75%
Ratio of net investment income to average
monthly net assets	6.82	%(d)	8 .97%	7 .69%	6.80%	7.12%	6.89%
Portfolio turnover rate	32%		31%	23%	39%	20%	17%

♦	For the six-month period ended January 31, 2010.
(a)	Information presented relates to a share of capital stock outstanding throughout the period.
(b)
Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(c)
Total investment return, net asset value, is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.

(d)	Annualized.

The Hartford Income Shares Fund, Inc.
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Fund's directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of January 31, 2010, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed, principal occupation, and, for directors, other directorships held.

Information on the aggregate remuneration paid to the directors of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (1940) Director since 1986, Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001, Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 20005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006.  From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

The Hartford Income Shares Fund, Inc.
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2000, Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.
* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007 – 2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006 – 2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005 – 2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997 – 2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001 – 2007.

Investment Manager	Hartford Investment Financial Services, LLC
P.O. Box 1744, Hartford, CT 06144-1744

Investment Sub-Adviser	Hartford Investment Management Company
55 Farmington Avenue, Hartford, CT 06105

Transfer Agent	Hartford Administrative Services Company
P.O. Box 64387, St. Paul, MN 55164

Dividend Disbursing Agent, Registrar	DST Systems, Inc.
and Sub-Transfer Agent	Kansas City, Missouri

Custodian	State Street Bank and Trust Company
Boston, Massachusetts

Independent Registered Public	Ernst & Young LLP
Accounting Firm	Minneapolis, Minnesota

Market Price
The Hartford Income Shares Fund, Inc. is listed on the New York Stock Exchange with the ticker symbol “HSF”. The market price is carried daily in the financial pages of most newspapers and carried on Monday in the “Closed-End Funds” table, which sets forth on a per share basis the previous week’s net asset value, market price and the percentage difference between net asset value and market price for the Fund under the name “HrtfrdIncoFd”.

Important Tax Information (Unaudited)
Monthly Dividends Paid (Unaudited)

Date	Amount
August 2009	$0.0390	Income
September 2009	0.0390	Income
October 2009	0.0375	Income
November 2009	0.0355	Income
December 2009	0.0355	Income
January 2010	0.0350	Income
	$0.2215

Approval of Investment Management and Investment Sub-Advisory Agreements
(Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each fund’s board of directors, including a majority of those directors who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of The Hartford Income Shares Fund, Inc. (“Fund”) including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (“Hartford Investment Management” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses.  The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales, and the other services provided to the Fund by the Advisers, and their affiliates.  In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund.  Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment.  While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers.  The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board, and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

Approval of Investment Management and Investment Sub-Advisory Agreements
(Unaudited) – (continued)

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund, HIFSCO, and Hartford Investment Management

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year.  These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and, a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund.  The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the

Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of closed end funds, and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund. The Board also considered that the Fund has a transfer agency agreement with Hartford Administrative Services Company (“HASCO”), which has, in turn, appointed DST Systems, Inc. to act as a “service company” to perform certain recordkeeping and related administrative services on behalf of the Fund, including but not limited to, shareholder reporting, transaction processing and maintenance of the Fund's dividend reinvestment plan.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Dividend Reinvestment Plan (Unaudited)

Dividend Reinvestment Plan. The Fund has adopted a dividend reinvestment plan (the “Plan”), which is open to all registered holders of the Fund’s common stock ( the “Common Stock”). New registered holders of the Common Stock shall be sent a notice by Hartford Administrative Services Company (“HASCO”) giving them an opportunity to participate in the Plan. A shareholder who elects to participate in the Plan will have his or her dividend and capital gain distributions automatically reinvested in additional whole or fractional shares of the Fund by HASCO; HASCO has delegated certain of its duties as plan agent to DST Systems, Inc. (“DST”), the Fund’s sub-transfer agent (HASCO and DST are collectively referred to herein as the “Plan Agent”). Such distributions are recorded as of the ex-dividend date. Shareholders will automatically receive their dividends and capital gains distributions in cash, unless they inform the Plan Agent in writing at the address set forth in the last paragraph that they wish to participate in the Plan. Elections to participate in the Plan must be received by the Plan Agent at least 10 days prior to the record date of a dividend or distribution payment in order for such dividend or distribution payment to be included in the Plan. Shareholders whose common shares are held in the name of a broker or nominee should contact their broker or nominee to determine whether and how they may participate in the Plan.

Under the Plan, the number of shares and the price per share that participants will receive as a shareholder of the Common Stock when the Fund’s Board of Directors declares a dividend or capital gain distribution will be calculated as follows:

1)
When the market price of the Common Stock (plus brokerage commissions and other incidental expenses that would be incurred in a purchase of shares) is greater than or equal to the NAV, the reinvestment price will be the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV.

2)
When the market price of the Common Stock (plus brokerage commissions and other incidental expenses that would be incurred in a purchase of shares) is less than the NAV, the Plan Agent will receive the dividend or distribution in cash and will purchase the Fund’s shares on the Exchange. It is possible that the market price for the Common Stock may increase to equal to or above the NAV before the Plan Agent has completed its purchases. In this event, the Plan Agent will suspend purchasing shares on the Exchange and the remaining balance of the dividend or distribution will be invested in authorized but unissued shares of the Fund valued at the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market prior to the payment date. If the Plan Agent’s purchase requirements remain incomplete as of the last business day before the next date on which the shares trade on an “ex-dividend” basis, the remaining balance of the dividend or distribution will be invested in authorized but unissued shares of the Fund valued at the greater of 95% of the month-end market price (plus brokerage commissions) or the month-end NAV.

The Plan Agent will maintain all shareholders’ accounts in the Plan and supply written confirmation of the last fifteen transactions in the account, including information needed for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form. Any proxy shareholders receive will include all shares of Common Stock a participant has purchased or received under the Plan.

Automatically reinvesting dividends and distributions does not mean that a participant does not have to pay income taxes due (or required to be withheld) upon receiving dividends and distributions.

Participants may terminate or partially withdraw from the Plan by giving written notice to the Plan Agent. Notice to terminate or partially withdraw from the Plan must be received by the Plan Agent at least 10 days prior to the record date for any subsequent dividend or distribution; otherwise, the notice will not be effective for such dividend or distribution. Upon termination of the Plan or partial withdrawal from the Plan, participants will receive certificates for whole common shares and a cash payment for all fractional shares.

There is no charge for reinvestment of dividends or distributions. However, all participants will bear a pro rata share of brokerage commissions and incidental expenses incurred with respect to the Plan Agent’s open market purchases, when applicable, and participants for whose accounts shares are sold will bear a pro rata share of the brokerage commissions and incidental expenses incurred with respect to the Plan Agent’s open market sales.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan, including requests for additional information or any questions about the Plan, should be directed to the Plan Agent at DST Systems, Inc., The Hartford Income Shares Fund, Inc., Attn: Closed End Funds, P.O. Box 219812, Kansas City, Missouri 64121-9812.

Managed Distribution Policy and Investment Policies (Unaudited)

Managed Distribution Policy

The Fund’s dividend policy is to distribute substantially all its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month.

As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The Fund’s target rate of distribution is evaluated regularly and can change at any time.

Investment Policies

In May 2008, the Fund’s Board of Directors approved amendments to the Fund’s investment policies and restrictions to update the restrictions and to clarify their nature and scope. Among other things, the proposed revisions (i) eliminate the Fund’s 75% investment basket and replace it with a description of the Fund’s primary investment policies and any related restrictions; (ii) remove investment grade debt securities of foreign issuers and liquid, marketable 144A securities from the list of instruments in which the Fund may invest only up to 25% of its assets; (iii) impose a non-fundamental limit of 30% of the Fund’s assets on investments in foreign securities (other than securities of the governments of Canada or its Provinces); and (iv) increase from 5% to 10% the amount of its assets the Fund may invest in credit default swap agreements. In addition to amending the discussion of the Fund’s primary and secondary investments, the Board also approved certain changes to the Fund’s non-fundamental investment restrictions to update the restrictions to reflect current law and conform those restrictions to the investment policies that currently apply to the other funds advised by the Fund’s investment adviser and its affiliates.  Under its revised non-fundamental investment restrictions, the Fund may not:

1.
 Except as may be otherwise permitted by applicable law, purchase a security of an investment company if, as a result: (1) more than 10% of the Company’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Company, or (3) more than 5% of the Company’s total assets would be invested in any one such investment company.  The investment companies in which the Company would invest may or may not be registered under the Investment Company Act of 1940, as amended. Securities in certain countries are currently accessible to the Company only through such investments. The investment in other investment companies is limited in amount by the Investment Company Act of 1940, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

2.
 Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Company’s investment policies as set forth in its Prospectus, as they may be amended from time to time, and applicable law.

3.
 Purchase securities on margin except to the extent permitted by applicable law. The deposit or payment by the Company of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

4.	Make short sales of securities or maintain a short position, except to the extent permitted by the Company’s Prospectus, as amended from time to time, and applicable law.

THIS PRIVACY POLICY IS NOT PART OF THE ANNUAL REPORT

Privacy Policy and Practices of
The Hartford Financial Services Group, Inc. and its Affiliates
(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.

We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.

We only disclose Personal Health Information with:
a)	your proper written authorization; or
b)	as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.

We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data;
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.

Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.

Transaction means your business dealings with us, such

as:

a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Fire General Agency, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Advisory Company, LLC; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd’s Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Retirement Services, LLC ; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Hartford Life Distributors, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Specialty Risk Services, LLC.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

            Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

INCOME SHARES FUND

Period	Total SHARES PURCHASED	Average Price Paid per share	Shares purchased as part of public announced plan	Maximum number of of shares that may yet be purchased
8/1/2009	11,082	5.7400	0	0
9/1/2009	10,534	5.8381	0	0
10/1/2009	10,325	5.6300	0	0
11/1/2009	10,140	5.7200	0	0
12/1/2009	9,822	5.7950	0	0
1/1/2010	8,990	5.8020	0	0

Total	60,893		0	0

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11	(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD INCOME SHARES FUND, INC.

Date: March 19, 2010	By: /s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 19, 2010	By: /s/ Robert M. Arena, Jr.
Robert M. Arena, Jr.
Its: President

Date: March 19, 2010	By: /s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer